Exhibit 99.3

BELDEN INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 17, 2012, Belden Inc. (“Belden” or the “Company”) completed the sale of the Thermax and Raydex cable business to Carlisle Companies Incorporated for approximately $265 million. The purchase price is subject to adjustment based on a post-closing analysis of the closing date balance sheet. The following unaudited condensed pro forma consolidated balance sheet of Belden as of September 30, 2012, assumes that the sale of the Thermax and Raydex cable business had been completed as of such date. The following unaudited condensed pro forma consolidated statements of operations of Belden for the nine months ended September 30, 2012 and October 2, 2011 and for the years ended December 31, 2011, 2010, and 2009 assume that the sale of the Thermax and Raydex cable business had been completed as of January 1, 2009. The unaudited pro forma results do not purport to be indicative of the results that would have been obtained if the sale of the Thermax and Raydex cable business had been completed as of such dates.

On July 27, 2012 the Company acquired Miranda Technologies Inc. (“Miranda”), a provider of hardware and software solutions for the broadcast infrastructure industry, for approximately $375 million. Pro forma financial information regarding the acquisition of Miranda is included in a Current Report on Form 8-K filed on October 12, 2012. The operating results of Miranda have been included in the historical consolidated operating results of Belden since July 27, 2012 and Miranda is included in the historical consolidated balance sheet of Belden as of September 30, 2012. On December 10, 2012, the Company acquired PPC Broadband, Inc. (“PPC”), a provider of broadband connectivity solutions, for approximately $516 million. Pro forma financial information related to the acquisition of PPC will be included in a Current Report on Form 8-K to be filed on or before February 25, 2013. The acquisition of PPC and the pro forma effects of Miranda prior to the July 27, 2012 acquisition date are not reflected in the attached unaudited pro forma condensed consolidated financial statements.

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2012

(Unaudited)

		Pro Forma Adjustments
	Belden Inc. Historical	Thermax and Raydex Cable Business (1)	Other Adjustments (2)	Belden Inc. Pro Forma
		(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$385,639	$—	$265,000	$650,639
Receivables, net	299,936	(14,256)	—	285,680
Inventories, net	208,478	(13,431)	—	195,047
Deferred income taxes	15,648	—	—	15,648
Income tax receivable	21,471	—	—	21,471
Other current assets	18,977	(154)	—	18,823
Current assets held for sale	52,829	—	—	52,829

Total current assets	1,002,978	(27,841)	265,000	1,240,137
Property, plant and equipment, less accumulated depreciation	290,815	(7,151)	—	283,664
Goodwill	516,424	(11,440)	—	504,984
Intangible assets, less accumulated amortization	290,153	(11,710)	—	278,443
Deferred income taxes	—	—	—	—
Other long-lived assets	75,229	—	—	75,229

	$2,175,599	$(58,142)	$265,000	$2,382,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$231,477	$(11,579)	$—	$219,898
Accrued liabilities	144,598	(2,750)	74,000	215,848
Current maturities of long-term debt	12,770	—	—	12,770
Current liabilities held for sale	20,664	—	—	20,664

Total current liabilities	409,509	(14,329)	74,000	469,180
Long-term debt	959,762	—	—	959,762
Postretirement benefits	132,731	—	—	132,731
Deferred income taxes	118	1,280	19,000	20,398
Other long-term liabilities	24,598	—	—	24,598
Stockholders’ equity:
Common stock	503	—	—	503
Other stockholders' equity	648,378	(45,093)	172,000	775,285

Total stockholders’ equity	648,881	(45,093)	172,000	775,788

	$2,175,599	$(58,142)	$265,000	$2,382,457

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2012

(Unaudited)

	Belden Inc. Historical	Thermax and Raydex Cable Business (3)	Belden Inc. Pro Forma
	(In thousands, except per share data)
Revenues	$1,438,700	$75,648	$1,363,052
Cost of sales	(998,287)	(51,495)	(946,792)

Gross profit	440,413	24,153	416,260
Selling, general and administrative expenses	(261,277)	(5,140)	(256,137)
Research and development	(48,082)	(648)	(47,434)
Amortization of intangibles	(13,603)	(458)	(13,145)
Income from equity method investment	7,254	—	7,254
Asset impairment	(29,998)	(94)	(29,904)

Operating income	94,707	17,813	76,894
Interest expense	(38,315)	(7)	(38,308)
Interest income	733	—	733
Loss on debt extinguishment	(50,585)	—	(50,585)

Income (loss) from continuing operations before taxes	6,540	17,806	(11,266)
Income tax benefit (expense)	8,991	(6,033)	15,024

Income from continuing operations	$15,531	$11,773	$3,758

Weighted average number of common shares and equivalents:
Basic	45,410		45,410
Diluted	46,249		46,249
Income from continuing operations per share:
Basic	$0.34		$0.08
Diluted	0.34		0.08

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED OCTOBER 2, 2011

(Unaudited)

	Belden Inc. Historical	Thermax and Raydex Cable Business (3)	Belden Inc. Pro Forma
	(In thousands, except per share data)
Revenues	$1,517,592	$76,725	$1,440,867
Cost of sales	(1,077,772)	(54,827)	(1,022,945)

Gross profit	439,820	21,898	417,922
Selling, general and administrative expenses	(244,671)	(5,243)	(239,428)
Research and development	(41,800)	(701)	(41,099)
Amortization of intangibles	(10,397)	(467)	(9,930)
Income from equity method investment	9,196	—	9,196

Operating income	152,148	15,487	136,661
Interest expense	(36,246)	(4)	(36,242)
Interest income	526	—	526

Income from continuing operations before taxes	116,428	15,483	100,945
Income tax expense	(28,164)	(5,754)	(22,410)

Income from continuing operations	$88,264	$9,729	$78,535

Weighted average number of common shares and equivalents:
Basic	47,317		47,317
Diluted	48,329		48,329
Income from continuing operations per share:
Basic	$1.87		$1.66
Diluted	1.83		1.63

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Unaudited)

	Belden Inc. Historical	Thermax and Raydex Cable Business (3)	Belden Inc. Pro Forma
	(In thousands, except per share data)
Revenues	$1,981,953	$99,766	$1,882,187
Cost of sales	(1,410,134)	(69,468)	(1,340,666)

Gross profit	571,819	30,298	541,521
Selling, general and administrative expenses	(325,950)	(6,916)	(319,034)
Research and development	(55,711)	(959)	(54,752)
Amortization of intangibles	(13,772)	(623)	(13,149)
Income from equity method investment	13,169	—	13,169
Asset impairment	(2,549)	—	(2,549)

Operating income	187,006	21,800	165,206
Interest expense	(48,126)	(8)	(48,118)
Interest income	1,011	—	1,011

Income from continuing operations before taxes	139,891	21,792	118,099
Income tax expense	(24,638)	(7,847)	(16,791)

Income from continuing operations	$115,253	$13,945	$101,308

Weighted average number of common shares and equivalents:
Basic	47,109		47,109
Diluted	48,104		48,104
Income from continuing operations per share:
Basic	$2.45		$2.15
Diluted	2.40		2.11

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Unaudited)

	Belden Inc. Historical	Thermax and Raydex Cable Business (3)	Belden Inc. Pro Forma
	(In thousands, except per share data)
Revenues	$1,617,090	$73,704	$1,543,386
Cost of sales	(1,149,796)	(53,250)	(1,096,546)

Gross profit	467,294	20,454	446,840
Selling, general and administrative expenses	(279,677)	(6,407)	(273,270)
Research and development	(42,605)	(875)	(41,730)
Amortization of intangibles	(11,189)	(622)	(10,567)
Income from equity method investment	11,940	—	11,940
Asset impairment	(16,574)	—	(16,574)

Operating income	129,189	12,550	116,639
Interest expense	(49,826)	(4)	(49,822)
Interest income	1,184	—	1,184
Other income	1,465	—	1,465

Income from continuing operations before taxes	82,012	12,546	69,466
Income tax expense	(12,714)	(4,524)	(8,190)

Income from continuing operations	$69,298	$8,022	$61,276

Weighted average number of common shares and equivalents:
Basic	46,805		46,805
Diluted	47,783		47,783
Income from continuing operations per share:
Basic	$1.48		$1.31
Diluted	1.45		1.28

BELDEN INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

(Unaudited)

	Belden Inc. Historical	Thermax and Raydex Cable Business (3)	Belden Inc. Pro Forma
	(In thousands, except per share data)
Revenues	$1,362,016	$57,928	$1,304,088
Cost of sales	(974,331)	(42,089)	(932,242)

Gross profit	387,685	15,839	371,846
Selling, general and administrative expenses	(262,473)	(6,587)	(255,886)
Research and development	(40,441)	(818)	(39,623)
Amortization of intangibles	(9,871)	(623)	(9,248)
Income from equity method investment	6,405	—	6,405
Asset impairment	(27,751)	(2,506)	(25,245)
Loss on sale of assets	(17,184)	—	(17,184)

Operating income	36,370	5,305	31,065
Interest expense	(41,962)	(4)	(41,958)
Interest income	1,043	—	1,043
Other expense	(1,541)	—	(1,541)

Income (loss) from continuing operations before taxes	(6,090)	5,301	(11,391)
Income tax benefit (expense)	(1,175)	(2,345)	1,170

Income (loss) from continuing operations	$(7,265)	$2,956	$(10,221)

Weighted average number of common shares and equivalents:
Basic	46,594		46,594
Diluted	46,594		46,594
Income from continuing operations per share:
Basic	$(0.16)		$(0.22)
Diluted	(0.16)		(0.22)

BELDEN INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(1)	Elimination of the Thermax and Raydex cable business assets and liabilities (intercompany balances are excluded) from Belden’s historical net assets as a result of the disposition.

(2)	Reflects other effects of the disposition including: (i) the cash proceeds of $265 million received at closing, (ii) transaction costs, and (iii) tax adjustments related to the disposition. The estimated after-tax gain on the sale of the Thermax and Raydex cable business assuming the disposition closed on September 30, 2012 is approximately $127 million and is included in Other stockholders’ equity. The actual gain will be determined as of the closing date, December 17, 2012, and could be materially different than this estimate.

(3)	Elimination of the Thermax and Raydex cable business revenues and expenses from Belden’s historical results as a result of the disposition.